Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CNS BANCORP, INC.
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             (Name of Registrant as Specified in Its Charter)

                            CNS BANCORP, INC.
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

                           March 20, 1998



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of CNS Bancorp, Inc. to be held at the Company's main office at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 21, 1998, at 2:00 p.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Williams-Keepers, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                         Sincerely,

                         /s/ Robert E. Chiles

                         Robert E. Chiles
                         President and Chief Executive Officer

PAGE

                           CNS BANCORP, INC.
                           427 Monroe Street
                     Jefferson City, Missouri 65101
                            (573) 634-3336
------------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held On April 21, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CNS Bancorp, Inc. will be held at the Company's main office at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 21, 1998, at 2:00 p.m., local time, for the following purposes:

          (1)   To elect two directors to serve for a term of three years; and

          (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 2, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ David L. Jobe

                            DAVID L. JOBE
                            SECRETARY

Jefferson City, Missouri
March 20, 1998

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IMPORTANT: The prompt return of proxies will save your Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               PROXY STATEMENT
                                     OF
                               CNS BANCORP, INC.
                               427 Monroe Street
                         Jefferson City, Missouri 65101
------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                               April 21, 1998
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CNS Bancorp, Inc. ("Company"), the holding company for City National Savings Bank, FSB (the "Savings Bank"), to be used at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Company's main office at 427 Monroe Street, Jefferson City, Missouri on Tuesday, April 21, 1998, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 20, 1998.

------------------------------------------------------------------------------
                       VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 2, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of March 2, 1998, the Company had 1,644,598 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the two nominees receiving the most votes will be elected.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Savings Bank's ESOP. If you participate in the City National Savings Bank, FSB Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

------------------------------------------------------------------------------
        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of March 2, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at March 2, 1998. The following table also sets forth, as of March 2, 1998, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                                    Number of Shares        Percent of Shares
Beneficial Owner                    Beneficially Owned (1)  Outstanding
----------------                    ----------------------  -----------

Beneficial Owners of More Than 5%
City National Savings Bank, FSB          132,250                8.0%
Employee Stock Ownership Plan Trust

Directors
Richard E. Caplinger                      16,000                *
Robert E. Chiles**                        19,533                1.2
Michael A. Dallmeyer                      10,000                *
John C. Kolb                              10,000(2)             *
James F. McHenry                          15,000                *
Ronald D. Roberson                        15,000                *
James E. Whaley                           15,000                *

All Executive Officers and               132,280                8.0
 Directors as a Group
 (9 persons)
-----------------
*      Less than 1% of shares outstanding.
**     Mr. Chiles is also Chief Executive Officer of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Chiles, 4,533 shares; all executive officers and directors as a group, 9,330 shares. The table does not include 66,125 unvested shares of restricted stock held by a trust under the Company's 1997 Management Recognition and Development Plan for which the non-employee directors serve as trustees and exercise voting power. Participants in the plan have no voting or investment power for restricted shares awarded under the plan until such shares vest in accordance with plan provisions. After vesting, the participant has sole investment and voting power.
(2) Includes 5,000 shares owned by Mr. Kolb's children and 5,000 shares owned by Mr. Kolb's spouse.

------------------------------------------------------------------------------
                     PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

       The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The nominees for election this year are Richard E. Caplinger and Michael A. Dallmeyer. The nominees are current members of the Boards of Directors of the Company and the Savings Bank.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote "FOR" the election of Messrs. Caplinger and Dallmeyer.

       The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                       Year First
                                       Elected        Term to
Name                     Age (1)       Director (2)   Expire
----                     -------       ------------   ------

                            BOARD NOMINEES

Richard E. Caplinger      64           1975           2001(3)
Michael A. Dallmeyer      45           1994           2001(3)

                    DIRECTORS CONTINUING IN OFFICE

Robert E. Chiles          62           1967           1999
John C. Kolb              49           1989           1999
James F. McHenry          67           1964           2000
James E. Whaley           61           1975           2000
Ronald D. Roberson        59           1983           2000

-------------
(1)  As of December 31, 1997.
(2)  Includes prior service on the Board of Directors of the Savings Bank.
(3)  Assuming the individual is re-elected.

    The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

    Robert E. Chiles serves as President and Chief Executive Officer of the Savings Bank, positions he has held since 1974. Mr. Chiles has also served as President and Chief Executive Officer of the Company since its formation in 1996. Mr. Chiles is currently a member of the Loan Review Committee and the In-House Loan Committee. Mr. Chiles served as a member of the FHLB-Des Moines Board from 1989 to 1994 and as Vice Chairman in 1994.

    James F. McHenry is a retired Circuit Court Judge for Cole County. Mr. McHenry is currently a member of the Budget and Planning Committee and the Loan Review Committee.

    James E. Whaley is the majority owner of Whaley's Pharmacies in Jefferson City. He is currently a member of the Loan Review Committee and the Budget and Planning Committee. Mr. Whaley is also a member of the Jefferson City Rotary and the Jefferson City Chamber of Commerce.

    Ronald D. Roberson is the sole owner of R.D. Roberson & Associates, a financial and management consulting firm that he founded in 1990. He previously served as President of the Missouri Chamber of Commerce from 1974 to 1990. Mr. Roberson currently serves on the Compliance Committee and the Insurance and Investment Committee.

    Richard E. Caplinger retired in 1997 as owner of Caplinger's Inc., a mens' specialty retailer, with which he was associated since 1952. Mr. Caplinger has served as Chairman of the Board of Directors of the Savings Bank since 1993 and as Chairman of the Company since its formation in 1996. He currently serves on the Compliance Committee. Mr. Caplinger is also past chairman of the Jefferson City Community Betterment Association and a member of the small business task force of the Jefferson City Chamber of Commerce.

    Michael A. Dallmeyer is a partner in the law firm of Hendren and Andrae, Jefferson City, Missouri, with which he has been associated since 1977. He is currently a member of the Insurance and Investment Committee and the Loan Review Committee.

    John C. Kolb is the President and part-owner of Jefferson City Oil Co., Inc., an oil and fuel distributor with which he has been associated since 1973. He is currently a member of the Compliance Committee and the Budget and Planning Committee. Mr. Kolb is also a member of the Jefferson City Chamber of Commerce Committee of 50 and of the Sunrise Optimist Club.

------------------------------------------------------------------------------
              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

    The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 1997, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Savings Bank held 14 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

    The entire Board of Directors of the Company serves as the Audit Committee and meets with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee met two times during the fiscal year ended December 31, 1997.

    The Budget and Planning Committee, consisting of Directors McHenry (Chairman), Whaley and Kolb, is responsible for reviewing and approving the annual operating budget and business plan of the Company. The Budget and Planning Committee establishes the overall compensation budget and establishes the compensation for the executive officers. The Budget and Salary Committee met two times during the fiscal year ended December 31, 1997.

    The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

------------------------------------------------------------------------------
                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

    Directors of the Savings Bank currently receive a monthly retainer of $1,000. Directors Caplinger and Roberson participate in the Savings Bank's medical and dental insurance plans at their own expense. No separate fees are paid for service on the Board of Directors of the Company.

    During the year ended December 31, 1997, each non-employee director received a grant of 3,305 shares of restricted stock at no cost to the director under the Corporation's 1997 Management Recognition and Development Plan. Each non-employee director also received options to acquire 8,265 shares of Common Stock at an exercise price of $15.625 under the Corporation's 1997 Stock Option Plan. Both the restricted stock and the stock options vest ratably over a five-year period.

------------------------------------------------------------------------------
                         EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

    The following information is furnished for the Chief Executive Officer of the Company. No other executive officer of the Company or the Savings Bank received salary and bonus in excess of $100,000 during the year ended December 31, 1997.

                                                                 Long-Term Compensation
                                                                 ----------------------
                                  Annual Compensation                    Awards
                          -------------------------------------  ----------------------
                                                                 Restricted  Securities
Name and                                     Other Annual        Stock       Underlying   All Other
Position            Year  Salary($) Bonus($) Compensation($)(1)  Award($)    Options(#)   Compensation($)
--------            ----  --------- -------- ------------------  --------    ----------   ---------------

Robert E. Chiles    1997  $96,100   $   --      $12,000(2)       $258,281(3)   33,000       18,907(4)
 Chief Executive    1996   93,700       --       12,000                --          --       17,900
 Officer and        1995   84,000    7,000        8,400                --          --           --
 President

-------------------
(1)  Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2)  Consists of directors' fees.
(3)  Represents the total value of the award of 16,530 shares of restricted stock on June 17, 1997, which award will vest ratably over a five-year period.  At December 31, 1997, the value of the unvested restricted stock award was $338,865.  Dividends will be paid on the restricted stock.
(4)  Consists of employer contributions to ESOP.

Options Grants in Last Fiscal Year

     The following table sets forth information regarding stock option grants to Mr. Chiles during the year ended December 31, 1997.

                                      Percent of
                  Number of           Total Options
                  Securities          Granted to
                  Underlying          Employees in    Exercise   Expiration
    Name          Options Granted (#) Fiscal Year     Price ($)    Date
    ----          ------------------- -----------     ---------    ----

Robert E. Chiles       33,000            24.9%          15.625    06/17/07

Option Exercise/Value Table

     The following information with respect to options exercised during the fiscal year ended December 31, 1997 and remaining unexercised at the end of the fiscal year, is presented for Mr. Chiles.

                                                                                Value of Unexercised
                                              Number of Securities              In-the-Money Options
                   Shares                     Underlying Unexercised Options    at Fiscal Year End ($)
                   Acquired on    Value       ------------------------------  --------------------------
Name               Exercise (#)   Realized($) Exercisable      Unexercisable  Exercisable  Unexercisable
----               ------------   ----------- -----------      -------------  -----------  -------------

Robert E. Chiles       --           --            --              33,000         --          $160,875


Employment Agreements

     On June 11, 1996, the Company and the Savings Bank (collectively, the "Employers") entered into a three-year employment agreement with Mr. Chiles. Mr. Chiles base salary under the agreement currently is $96,000, which amount is paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Chiles is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal 2.99 times Mr. Chiles' average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at December 31, 1997, Mr. Chiles would be entitled to a severance payment of approximately $293,000. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreement restricts Mr. Chiles' right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Chiles voluntarily terminates employment, except in the event of a change in control.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received, the Company believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with, except that Ronald D. Roberson filed a late statement of change in beneficial ownership on Form 4.

------------------------------------------------------------------------------
                       TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     As required by federal regulations, all loans or extensions by the Savings Bank of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Savings Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
                                 AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed Williams-Keepers, LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 1998. A representative of Williams-Keepers, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                             OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 1997 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on March 2, 1998. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of March 2, 1998 upon written request to David L. Jobe, Corporate Secretary, CNS Bancorp, Inc., 427 Monroe Street, Jefferson City, Missouri 65101.

------------------------------------------------------------------------------
                           SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the Company's annual meeting expected to be held in April 1999 must be received by the Company no later than November 22, 1998 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ David L. Jobe

                              DAVID L. JOBE
                              SECRETARY

Jefferson City, Missouri
March 20, 1998

                             REVOCABLE PROXY
                            CNS BANCORP, INC.

                      ANNUAL MEETING OF SHAREHOLDERS
                              April 21, 1998

     The undersigned hereby appoints Robert E. Chiles, John C. Kolb, James F. McHenry, James E. Whaley and Ronald D. Roberson of the Board of Directors of CNS Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Company's main office at 427 Monroe Street, Jefferson City, Missouri, on Tuesday, April 21, 1998, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                               VOTE
                                                    FOR       WITHHELD
                                                    ---       --------

1. The election as directors of the nominees        [ ]         [ ]
   listed below (except as marked to the
   contrary below).

   Richard E. Caplinger
   Michael A. Dallmeyer

   INSTRUCTIONS:  To withhold your vote
   for any individual nominee, write the
   nominee's name on the line below.

   --------------------------------------

2. In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the City National Savings Bank, FSB Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 20, 1998 and the 1997 Annual Report to Shareholders.

Dated:                     , 1998
       --------------------

--------------------------------         -------------------------------------
PRINT NAME OF SHAREHOLDER                PRINT NAME OF SHAREHOLDER


--------------------------------         -------------------------------------
SIGNATURE OF SHAREHOLDER                 SIGNATURE OF SHAREHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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